SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

                                                                                                              Date of report (Date of earliest event reported)               12-20-06

                                                                                                              Family Room Entertainment Corporation
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                                                                                                             (Exact Name of Registrant as Specified in its Charter)

                                                                                                             New Mexico                                   0000-04395                               85-0206160
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                                                                                                            (State or Other Jurisdiction         (Commission                       (IRS Employer
                                                                                                             of Incorporation)                          File Number)                 Identification No.)

                                                                                                             8530 Wilshire Blvd., Suite 420 Beverly Hills, CA                                90211
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                                                                                                             (Address of Principal Executive Offices)                                     (Zip Code)

                                                                                                            Registrant's telephone number, including area code: (310) 659-9411
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                                                                                                           (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Previous Independent Accountants

On December 15, 2006, our Board of Directors received formal notice that our independent auditors, Ham, Langston & Brezina, L.L.P. (“HLB”), had made the decision to resign as our independent accountants effective December 18, 2006. On December 20, 2006, the Board of Directors voted unanimously to accept the resignation.

HLB audited the financial statements of the Company for the two years ended June 30, 2006. The report of HLB on such financial statements, dated October 16, 2006, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

For the past two fiscal years and subsequent interim periods though the date of resignation, there have been no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ham, Langston & Brezina, L.L.P., would have caused them to make reference thereto in their report on the financial statements.

During the two most recent fiscal years and the interim period to the date of their resignation, there have been no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-B.

During the Company's two most recent fiscal years, and since then, HLB has not advised the Company that any of the following exist or are applicable:

(1)
That the internal controls necessary for the Company to develop reliable financial statements do not exist, that information has come to their attention that has led them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management.

(2)
That the Company needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Company's financial statements for the foregoing reasons or any other reason, or

(3)
That they have advised the Company that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

We have provided Ham, Langston & Brezina a copy of the disclosure made in response to this Item 4.01 and have requested that Ham, Langston & Brezina provide a letter addressed to the Securities & Exchange Commission confirming their agreement with the disclosure contained herein. Pursuant to our request, Ham, Langston & Brezina has provided the letter attached hereto as Exhibit 16.1.

New Independent Accountants

On December 20, 2006, Pohl, McNabola & Berg LLP (“PMB”), Certified Public Accountants of San Francisco, California, were appointed by the Company to audit our financial statements for the year ended June 30, 2007. During our two most recent fiscal years and the subsequent interim periods preceding their appointment as independent accountants, neither the Company nor anyone on its behalf consulted PMB regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered of the Company's consolidated financial statements, nor has PNB provided to the Company a written report or oral advice regarding such principles or audit opinion.

ITEM 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 16.1 Letter to SEC from Ham, Langston & Brezina, LLP dated December 15, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/ George Furla                                                                                  Director, Chief Executive Officer,                                                           December 21, 2006
     George Furla                                                                                   President and Chief Accounting Officer

/s/ Randall Emmett                                                                             Director, Chief Operating Officer                                           December 21, 2006
     Randall Emmett                                                                             Assistant Secretary